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                                                                    Exhibit 23.1

                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
Key Capital Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                    /s/KPMG LLP

                                    KPMG LLP

Baltimore, Maryland
March 1, 1999